UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 14, 2016 (July 12, 2016)

OCEANFIRST FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

975 HOOPER AVENUE, TOMS RIVER, NEW JERSEY 08753

(Address of principal executive offices, including zip code)

(732) 240-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Agreement and Plan of Merger

On July 12, 2016, OceanFirst Financial Corp. (“OceanFirst”), the parent company of OceanFirst Bank, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Ocean Shore Holding Co. (“Ocean Shore”), the parent company of Ocean City Home Bank, and Masters Merger Sub Corp. (“Merger Sub”), a wholly-owned subsidiary of OceanFirst. Pursuant to the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge (the “First-Step Merger”) with and into Ocean Shore, with Ocean Shore as the surviving entity, and immediately following the effective time of the First-Step Merger, Ocean Shore will merge with and into OceanFirst, with OceanFirst as the surviving entity (together with the First-Step Merger, the “Integrated Mergers”). It is anticipated that immediately following the consummation of the Integrated Mergers, Ocean City Home Bank, a federal savings bank, will merge with and into OceanFirst Bank, a federal savings bank, with OceanFirst Bank as the surviving bank (together with the Integrated Mergers, the “Transaction”).

The Merger Agreement has been unanimously approved by the boards of directors of each of OceanFirst and Ocean Shore. Subject to the approval of the Merger Agreement by Ocean Shore’s shareholders, the approval of the issuance of the stock portion of the Merger Consideration (as defined below) by OceanFirst’s shareholders as required by applicable NASDAQ rules, the receipt of all required regulatory approvals and the fulfillment of other customary closing conditions, the parties anticipate that the Transaction will close late in the fourth quarter of 2016 or early in the first quarter of 2017.

At the effective time of the First-Step Merger, Ocean Shore’s shareholders will be entitled to receive $4.35 in cash and 0.9667 shares of OceanFirst common stock, par value $0.01 per share (“OceanFirst Common Stock” and, together with such cash consideration, the “Merger Consideration”), for each share of Ocean Shore common stock, par value $0.01 per share (“Ocean Shore Common Stock”). Additionally, all outstanding and unexercised options to purchase Ocean Shore Common Stock will fully vest and will convert into the right to receive a number of shares of OceanFirst Common Stock (rounded down to the nearest whole share) determined by multiplying (i) the number of shares of Ocean Shore Common Stock subject to such Ocean Shore stock option immediately prior to the effective time by (ii) 1.2084; and the exercise price per share of the new option will be equal to the quotient obtained by dividing (a) the per share exercise price for the shares of Ocean Shore Common Stock subject to such Ocean Shore option by (b) 1.2084 (rounded up to the nearest whole cent). Each outstanding Ocean Shore restricted stock award will vest at the effective time and will convert into the right to receive the Merger Consideration.

Pursuant to the terms of the Merger Agreement, Steven E. Brady, President and Chief Executive Officer of Ocean Shore, and two other current members of the board of directors of Ocean Shore are expected to be appointed to the boards of directors of OceanFirst and OceanFirst Bank at the effective time of the First-Step Merger. At the effective time of the First-Step Merger, OceanFirst is expected to create an advisory board (the “Advisory Board”), the purpose of which will be to advise OceanFirst with respect to the integration of Ocean Shore’s business, as well as to maintain and develop customer and other stakeholder relationships in Ocean Shore’s market area. The Advisory Board is expected to consist of Steven E. Brady and the four current members of the board of directors of Ocean Shore who are not selected for appointment to the boards of directors of OceanFirst and OceanFirst Bank, as described above. The members of the Advisory Board will be appointed to the Advisory Board for a term ending on the second anniversary of the effective time of the First-Step Merger.

The Merger Agreement contains customary representations and warranties from both OceanFirst and Ocean Shore, each with respect to its and its subsidiaries’ businesses. Each party has also agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the effective time of the First-Step Merger and each party’s obligation to call a meeting of its shareholders to adopt and approve the Merger Agreement, in the case of Ocean Shore, and to approve the issuance of the shares of OceanFirst Common Stock in connection with the First-Step Merger, in the case of OceanFirst. Subject to certain exceptions, Ocean Shore has agreed to recommend that its shareholders adopt and approve the Merger Agreement and OceanFirst has agreed to recommend that its shareholders approve the issuance of shares of OceanFirst Common Stock in connection with the First-Step Merger. In addition, Ocean Shore has agreed that, subject to certain exceptions, it will not, and will cause its subsidiaries and their representatives not to, solicit, initiate or knowingly encourage or knowingly facilitate (including by providing non-public information) any inquiries or proposals with respect to any acquisition proposals. The Merger Agreement provides certain termination rights for each of OceanFirst and Ocean Shore, and further provides that if the Merger Agreement is terminated under certain circumstances, Ocean Shore or OceanFirst, as applicable, will be obligated to pay the other party a termination fee of equal to $5.72 million.

As described above, the consummation of the Integrated Mergers is subject to customary closing conditions, including (i) receipt of the requisite approvals of the Ocean Shore’s and OceanFirst’s shareholders, (ii) receipt of all required regulatory approvals, (iii) the absence of any law or order prohibiting the closing, (iv) the effectiveness of the registration statement to be filed by OceanFirst with the Securities and Exchange Commission (the “SEC”) with respect to the OceanFirst Common Stock to be issued in the First-Step Merger and (v) authorization for listing on the NASDAQ Global Select Market of the shares of OceanFirst Common Stock to be issued in the First-Step Merger. In addition, each party’s obligation to consummate the Integrated Mergers is subject to certain other customary conditions, including (a) the accuracy of the representations and warranties of the other party subject to certain materiality standards, (b) compliance in all material respects by the other party with its covenants and (c) receipt by such party of an opinion from such party’s counsel to the effect that the Integrated Mergers will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement includes customary representations, warranties and covenants of Ocean Shore and OceanFirst made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Merger Agreement and are not intended to provide factual, business or financial information about Ocean Shore or OceanFirst. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders or different from what a shareholder might view as material, may have been used for purposes of allocating risk between Ocean Shore and OceanFirst rather than establishing matters as facts, may have been qualified by certain disclosures not reflected in the Merger Agreement that were made to the other party in connection with the negotiation of the Merger Agreement and generally were solely for the benefit of the parties to the Merger Agreement. Shareholders should read the Merger Agreement together with the other information concerning OceanFirst and Ocean Shore that is publicly filed in reports and statements with the SEC.

The foregoing description of the Merger Agreement is included to provide information regarding its terms and does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 8.01	Other Events

Voting Agreements

Simultaneous with the execution of the Merger Agreement, OceanFirst entered into separate voting agreements with each of the directors (in their capacity as shareholders) of Ocean Shore (collectively, the “Voting Agreements”), in which each such shareholder agreed, among other things, to vote the shares of Ocean Shore Common Stock owned beneficially or of record by such shareholder in favor of the First-Step Merger. In addition, each such shareholder has agreed to vote against any proposal made in competition with the First-Step Merger, as well as certain other restrictions with respect to the voting and transfer of such shareholder’s shares of Ocean Shore Common Stock. The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreements, a form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 12, 2016, by and among OceanFirst Financial Corp., Ocean Shore Holing Co. and Masters Merger Sub Corp.

10.1	Form of Voting Agreement

Forward-Looking Statements

This report contains forward-looking statements. These forward-looking statements may include: management plans relating to the Transaction; the expected timing of the completion of the Transaction; the ability to complete the Transaction; the ability to obtain any required regulatory, shareholder or other approvals; any statements of the plans and objectives of management for future operations, products or services, including the execution of integration plans relating to the Transaction and the recently completed acquisition of Cape Bancorp, Inc. by OceanFirst; any statements of expectation or belief; projections related to certain financial metrics; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and are beyond our control. Forward-looking statements speak only as of the date they are made. Neither OceanFirst nor Ocean Shore assumes any duty and does not undertake to update forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that OceanFirst or Ocean Shore anticipated in its forward-looking statements and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, those included under Item 1A “Risk Factors” in OceanFirst’s Annual Report on Form 10-K, those included under Item 1A “Risk Factors” in Ocean Shore’s Annual Report on Form 10-K, those disclosed in OceanFirst’s and Ocean Shore’s respective other periodic reports filed with the SEC, as well as the possibility: that expected benefits of the Transaction and the Cape acquisition may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the Transaction may not be timely completed, if at all; that prior to the completion of the Transaction or thereafter, OceanFirst’s and Ocean Shore’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies related to the Transaction and the Cape acquisition; that required regulatory, shareholder or other approvals are not obtained or other customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ shareholders, customers, employees and other constituents to the Transaction; and diversion of management time on merger-related matters. For any forward-looking statements made in this report or in any documents, OceanFirst and Ocean Shore claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Additional Information about the Transaction

This report is being made in respect of the proposed Transaction involving OceanFirst and Ocean Shore. This material is not a solicitation of any vote or approval of OceanFirst’s or Ocean Shore’s shareholders and is not a substitute for the joint proxy statement/prospectus or any other documents which OceanFirst and Ocean Shore may send to their respective shareholders in connection with the proposed Transaction. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

In connection with the proposed Transaction, OceanFirst intends to file a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents regarding the proposed Transaction with the SEC. Before making any voting or investment decision, the respective investors and shareholders of OceanFirst and Ocean Shore are urged to carefully read the entire joint proxy statement/prospectus when it becomes available and any other relevant documents filed by either company with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about OceanFirst, Ocean Shore and the proposed Transaction. Investors and security holders are also urged to carefully review and consider each of OceanFirst’s and Ocean Shore’s public filings with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. When available, copies of the joint proxy statement/prospectus will be mailed to the respective shareholders of OceanFirst and Ocean Shore. When available, copies of the joint proxy statement/prospectus also may be obtained free of charge at the SEC’s web site at http://www.sec.gov, or by directing a request to OceanFirst Financial Corp., 975 Hooper Avenue, Toms River, New Jersey 08753, Attn: Christopher D. Maher.

Participants in the Solicitation

OceanFirst, Ocean Shore and certain of their respective directors and executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of OceanFirst’s and Ocean Shore’s shareholders in connection with the proposed Transaction. Information about the directors and executive officers of OceanFirst and their ownership of OceanFirst Common Stock is set forth in the proxy statement for OceanFirst’s 2016 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on April 26, 2016. Information about the directors and executive officers of Ocean Shore and their ownership of Ocean Shore’s common stock is set forth in the proxy statement for Ocean Shore’s 2016 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on April 19, 2016. Additional information regarding the interests of those participants and other persons who may be deemed participants in the solicitation of proxies of OceanFirst’s and Ocean Shore’s shareholders in connection with the proposed Transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed Transaction when it becomes available. Once available, free copies of the joint proxy statement/prospectus may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.

/s/ Michael J. Fitzpatrick
Name: Michael J. Fitzpatrick
Title: Executive Vice President & CFO

Dated: July 14, 2016

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 12, 2016, by and among OceanFirst Financial Corp., Ocean Shore Holding Co. and Masters Merger Sub Corp.

10.1	Form of Voting Agreement